Exhibit 99.1

September 2024 INVESTOR PRESENTATION

2 SEVEN HILLS REALTY TRUST This presentation contains statements that constitute forward - looking statements within the meaning of the Private Securities Li tigation Reform Act of 1995 and other securities laws. Whenever Seven Hills Realty Trust, or SEVN, uses words such as “believe”, “expect” , “anticipate”, “intend”, “plan”, “estimate”, “will”, “would”, “should”, “may” and negatives or derivatives of these or similar ex pressions, SEVN is making forward - looking statements. These forward - looking statements are based upon SEVN’s present intent, beliefs or expectat ions, but forward - looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those co ntained in or implied by SEVN’s forward - looking statements. Forward - looking statements involve known and unknown risks, uncertainties an d other factors, some of which are beyond SEVN’s control. The information contained in SEVN's filings with the Securities and Exchange Commission, or the SEC, including under the head ing “Risk Factors” in SEVN’s Annual Report on Form 10 - K for the year ended December 31, 2023, and its other periodic reports, or incorpora ted therein, identifies other important factors that could cause SEVN’s actual results to differ materially from those stated in or implied by SEVN’s forward - looking statements. SEVN’s filings with the SEC are available on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in th is presentation and in the filings. SEVN assumes no obligation to update or supplement forward - looking statements that become untrue because of subsequent events or circumstances, except as required by law. SEVN's manager, Tremont Realty Capital, or Tremont, is registered with the SEC as an investment adviser. Tremont is owned by The RMR Group (Nasdaq: RMR). Notes Regarding Certain Information in this Presentation This presentation contains industry and statistical data that SEVN obtained from various second party sources. Nothing in the da ta used or derived from second party sources should be construed as investment advice. Some data and other information presented are als o b ased on SEVN’s good faith estimates and beliefs derived from its review of internal surveys and independent sources and its experi enc e. SEVN believes that these external sources, estimates and beliefs are reliable and reasonable, but it has not independently verifie d t hem. Although SEVN is not aware of any misstatements regarding the data presented herein, these estimates and beliefs involve inhe ren t risks and uncertainties and are based on assumptions that are subject to change. Unless otherwise noted, all data presented are as of or for the three months ended June 30, 2024. Non - GAAP Financial Measures This presentation contains non - GAAP financial measures including Distributable Earnings and Distributable Earnings per common sh are. Please refer to Non - GAAP Financial Measures and Certain Definitions in the Appendix for terms used throughout this presentation. WARNING REGARDING FORWARD - LOOKING STATEMENTS

3 SEVEN HILLS REALTY TRUST BUSINESS AT A GLANCE 3 Seven Hills Realty Trust is a real estate investment trust that originates and invests in floating rate first mortgage loans secured by middle market and transitional commercial real estate, or CRE. 3 1.5x Debt to Equity Ratio 12% Manager Ownership in SEVN $695M Total Debt Capacity 68% Weighted Average LTV 9.6% Weighted Average All In Yield $652M Total Loan Commitments 22 Floating - Rate First Mortgage Loans SEVN Nasdaq Listed

4 SEVEN HILLS REALTY TRUST • 100% invested in floating rate first mortgage loans. • Diversified across geographies, sponsors and property types. • Emphasis on strong credit, visible cash flow and moderate LTV. High Quality Portfolio • Total shareholder returns have significantly outperformed the FTSE Nareit Mortgage Commercial Financing Index since the beginning of 2022. • Well covered dividend with opportunity to enhance valuation as Distributable Earnings grow. Strong Return Profile • Positioned favorably to capitalize on liquidity concerns in the banking sector and slowdown in the CLO/securitized market. • Growing loan origination pipeline with ample liquidity to take advantage of enhanced returns. Attractive Market Opportunity • Proven investment professionals averaging over 20 years experience in real estate lending with deep relationships across the CRE space. • Differentiated client - focused mortgage origination process. • Strong shareholder alignment with ~12% ownership of SEVN equity. Managed by Tremont Realty Capital • More than $41 billion in assets under management with nearly 1,100 real estate professionals in more than 35 offices across the United States. • RMR’s expertise in owning and managing real estate provides real time insight into local market conditions and property sector performance. Integrated with RMR Real Estate Platform COMPELLING INVESTMENT OPPORTUNITY Senior secured, diversified loan portfolio managed by an established CRE lender with an impressive track record and supported by a nationwide real estate platform. 4

5 SEVEN HILLS REALTY TRUST LOAN PORTFOLIO OVERVIEW Portfolio Statistics Number of Loans 22 Average Loan Commitment $30M Total Loan Commitments $652M Principal Balance $610M Weighted Average Coupon Rate 9.1% Weighted Average All In Yield 9.6% Weighted Average LTV 68% Weighted Average Floor 1.4% Weighted Average Maximum Maturity 2.6 years Weighted Average Risk Rating 3.0 Property Type 1 Geographic Diversity 1 Loan to Value 1 Risk Rating Distribution 1 Multifamily 37% Office 27% Industrial 22% Retail 9% Hotel 5% South 34% West 29% Midwest 21% East 16% 5 Well diversified portfolio of 100% floating rate loans with strong credit metrics. 17% 14% 27% 30% 12% 30%-60% 61%-65% 66%-70% 71%-75% 76%-80% 6% 11% 59% 24% 1. Based on principal balance of loans held for investment as of June 30, 2024. Lower Risk (1) Average Risk (2) Acceptable Risk (3) Higher Risk (4) Impaired/ Loss Likely (5) --- %

6 SEVEN HILLS REALTY TRUST REDUCING OFFICE EXPOSURE 6 During the second quarter, SEVN’s office exposure declined to 27%, consisting of six loans with a weighted average risk rating of 3.9. 1. Based on principal balance of loans held for investment as of period end. Office 40% Office 36% Office 34% Office 29% Office 28% Office 27% Multifamily 31% Multifamily 35% Multifamily 33% Multifamily 33% Multifamily 35% Multifamily 37% Retail 18% Retail 18% Retail 17% Retail 12% Retail 10% Retail 9% Industrial 11% Industrial 11% Industrial 14% Industrial 19% Industrial 19% Industrial 22% Hotel , 2% Hotel , 7% Hotel , 8% Hotel , 5% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Portfolio Composition 1 Office Loan Count 10 9 9 7 6 6

7 SEVEN HILLS REALTY TRUST $15 million - $100 million 84% >$100 million 16% ATTRACTIVE MARKET OPPORTUNITY Demand for CRE debt capital in the underserved middle market is expected to remain strong as alternative lenders like SEVN increase their presence in the marketplace. • ~84% of CRE asset sales transactions occur between $15 million and $100 million. • Demand for alternative sources of CRE debt capital has remained strong and competitive conditions remain favorable due to a slowdown in the securitized lending market and curtailed lending in the banking sector. • Focus on underserved middle market presents opportunity to generate attractive risk adjusted returns. Alternative Lender Market Share 2 CRE Asset Sales Transactions > $15 Million 1 Q1 2017 – Q2 2024 1. Source : Real Capital Analytics; d ata obtained September 2024. Includes all properties sold in transactions greater than $15 million from 2017 to Q2 2024 in the following property types: Office, Industrial, Retail, Hotel, Apartment and Senior Housing & Care. 2. Source: Real Capital Analytics as of September 2024. 7% 10% 10% 8% 12% 12% 10% 2017 2018 2019 2020 2021 2022 2023 Middle Market Upper Market

8 SEVEN HILLS REALTY TRUST MANAGED BY TREMONT REALTY CAPITAL Impressive track record with deep experience originating and actively managing middle market and transitional CRE loans. • ~$6 billion of loan originations completed since inception in 2000. • Seasoned underwriting, asset management and origination resources support continued growth. • Team of professionals with an average of over 20 years experience in the CRE finance sector. • Fully integrated platform provides a competitive advantage versus outsourced models. • Strong shareholder alignment with ~12% equity ownership of SEVN. Fully Integrated Platform Origination Underwriting Diligence Asset Management Reporting Investor Relations Compliance Marketing Established Manager

9 SEVEN HILLS REALTY TRUST RIGOROUS SCREENING PROCESS Term Sheets Issued 37 Loans $1.4 billion 6 Loans $141 million Tremont employs a rigorous investment screening process with a multidisciplinary review to select the most compelling loan opportunities. • Screened loans with an average size of ~$37 million. • Converted 16% of term sheets issued into closed loans. • Closed approximately 1.3% of loans screened. • Closed two loans for an aggregate total commitment of $41.6 million during the second quarter. 474 Loans $17.3 billion Loans Screened Applications Closed 9 Production Statistics June 2024 Trailing Twelve Months 6 Loans $141 million

10 SEVEN HILLS REALTY TRUST STABLE PORTFOLIO SEVN anticipates loan production growth in 2024, fueled by improving market sentiment and its strong competitive positioning among alternative lenders. $634.9 $675.2 $629.9 $590.6 $610.2 $42.9 $45.2 $40.4 $38.3 $42.0 $677.8 $720.4 $670.3 $628.9 $652.2 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Total Loan Commitments by Quarter (Dollars in millions) Total Commitments Unfunded Commitments Principal Balance Loan Count 24 26 24 21 22

11 SEVEN HILLS REALTY TRUST Loan Lake Mary, FL Los Angeles, CA Newport News, VA Type First Mortgage Loan First Mortgage Loan First Mortgage Loan Size $16.0 million $23.8 million $17.8 million Term Three - year initial term; Two 12 - month extension option Three - year initial term; Two 12 - month extension option Three - year initial term; Two 12 - month extension option LTV 68% 58% 71% Collateral Hotel Self - Storage Multifamily Loan Purpose Recapitalization Recapitalization Acquisition Investment Date September 2024 June 2024 April 2024 REPRESENTATIVE LOAN ORIGINATIONS

12 SEVEN HILLS REALTY TRUST PORTFOLIO PERFORMANCE 12 • Generated Distributable Earnings of $0.38 per diluted share, more than fully covering quarterly dividend. • Closed two loans with aggregate total commitment of $41.6 million. • Received $17.3 million of loan repayments during the quarter and $19.7 million subsequent to quarter end. • Reduced office exposure to 27% of total principal balance as of June 30, 2024. Strong earnings results supported by a diversified floating rate portfolio and the sustained elevated interest rate environment. Distributable Earnings per Common Share Q2 2024 Highlights $0.36 $0.38 $0.43 $0.38 $0.38 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Dividend Coverage 123% 109% 103% SEVEN HILLS REALTY TRUST 109% 109%

13 SEVEN HILLS REALTY TRUST $0.15 $0.25 $0.25 $0.25 $0.25 $0.35 $0.35 $0.35 $0.35 $0.35 $0.35 $0.35 Dividends per Common Share FOCUSED ON CREATING VALUE Distributable Earnings growth has resulted in meaningful dividend increases and significant outperformance relative to the industry benchmark. 1. Paid fourth quarter dividend of $0.15 per common share in September 2021 in anticipation of the Merger closing. 2. Source: FactSet. Benchmark refers to FTSE Nareit Mortgage Commercial Financing Index. Total Shareholder Return 2 Q1 2022 – Q2 2024 61% - 22% SEVN Benchmark SEVN Outperformed Benchmark by 83% 1 13 SEVEN HILLS REALTY TRUST

14 SEVEN HILLS REALTY TRUST SECOND QUARTER CAPITALIZATION $68 $168 $88 $95 $147 $37 $62 $30 $215 $205 $150 $125 Citibank UBS BMO Wells Fargo Advanced Unused Capacity Secured Financing Facilities (Dollars in millions) Strong relationships with Secured Financing Providers continue to support SEVN’s capacity to invest in accretive loan opportunities. Highlights • Secured Financing Facilities provide total borrowing capacity of nearly $700 million. • Available liquidity of $345.6 million, including unused capacity of $276.0 million available under our Secured Financing Facilities and $69.6 million of cash on hand. • Decreased leverage with debt to equity ratio of 1.5x. 14 SEVEN HILLS REALTY TRUST

15 SEVEN HILLS REALTY TRUST INTEREST RATE SENSITIVITY Annualized Impact to Net Interest Income per Share 1 As of June 30, 2024 Increases in interest rates benefit SEVN's 100% floating rate loan portfolio, while floors in SEVN's loan portfolio help to protect it from interest rate declines. 1. The above table illustrates the incremental impact on our annual income from investments, net, from hypothetical immediate ch ang es in SOFR, taking into consideration our borrowers’ interest rate floors as of June 30, 2024. The results in the table above are based on our loan portfolio and debt out standing as of June 30, 2024. Any changes to the mix of our investments or debt outstanding could impact the interest rate sensitivity analysis. This illustration is not mea nt to forecast future results. 15 15 ($0.12) ($0.10) ($0.08) ($0.05) ($0.03) $0.00 $0.03 $0.07 $0.10 $0.13 $0.16 ($0.20) ($0.15) ($0.10) ($0.05) $0.00 $0.05 $0.10 $0.15 $0.20 -125 bps -100 bps -75 bps -50 bps -25 bps 0 bps +25 bps +50 bps +75 bps +100 bps +125 bps Interest Rate Changes

16 SEVEN HILLS REALTY TRUST RMR’s Operations Include: National Multi - Sector Investment Platform OFFICE INDUSTRIAL RESIDENTIAL MEDICAL LIFE SCIENCE SENIOR LIVING HOTELS RETAIL RMR Managed Companies Over 20,000 Employees Approximately 2,000 Properties More than $5 Billion in Annual Revenues Over $41 Billion in AUM Nearly 1,100 CRE Professionals More than 35 Offices Throughout the U.S. Financial Services Real Estate Services Business Services Accounting Acquisitions/ Dispositions Administration Capital Markets Asset Management Human Resources Compliance/Audit Construction/ Development Information Technology Finance/Planning Engineering Investor Relations Treasury Leasing Marketing Tax Property Management Legal/ Risk Management VERITCALLY INTEGRATED NATIONAL REAL ESTATE INVESTING PLATFORM The RMR Group 16

SEVEN HILLS REALTY TRUST APPENDIX Student Housing Refinancing Auburn, AL

18 SEVEN HILLS REALTY TRUST TARGET INVESTMENTS Selective origination strategy focused on providing borrowers flexible capital solutions for middle market CRE properties nationwide. Loan Size Principal balances typically $15 million to $75 million. Collateral First lien mortgages on middle market transitional assets. Property Type Multifamily, Industrial, Hospitality, Retail, Office and other commercial property types. Geography Primary and secondary markets nationwide. Loan to Value Stabilized LTV ratios generally 75% or less. Interest Rates Competitive rates over SOFR . Term 2 - 5 years including extension options. Amortization Interest only. Recourse Non - recourse to sponsors. 18

19 SEVEN HILLS REALTY TRUST KEY UNDERWRITING CRITERIA Primary investment objective of balancing capital preservation with the generation of attractive risk adjusted returns. SPONSORSHIP x Meaningful “skin” in the game x History of performance x High character x Well capitalized COLLATERAL x First mortgage secured by cash flowing properties x Properties in liquid markets with institutional investor base x Quality properties in strong locations x LTV supported by third party appraisal BUSINESS PLAN x Fully capitalized at closing x Achievable over 3 to 5 - year horizon x Actionable plans not reliant on market rent growth or cap rate compression EXIT STRATEGY x Evaluate both a primary and secondary source of repayment x Refinance exit achievable based on current CMBS sizing and pricing standards x Loan basis vis - à - vis downside scenario and path to repayment 19

20 SEVEN HILLS REALTY TRUST LOAN INVESTMENT DETAILS ( D ollars in thousands) First mortgage loans as of June 30, 2024: # Location Property Type Origination Date Committed Principal Amount Principal Balance Coupon Rate All in Yield Maturity Date Maximum Maturity Date LTV Risk Rating 1 Olmsted Falls, OH Multifamily 01/28/2021 $ 54,575 $ 46,083 S + 4.00% S + 4.32% 01/28/2025 01/28/2026 63% 3 2 Dallas, TX Office 08/25/2021 50,000 43,511 S + 3.25% S + 3.59% 08/25/2024 08/25/2026 72% 4 3 Passaic, NJ Industrial 09/08/2022 47,000 40,030 S + 3.85% S + 4.25% 09/08/2025 09/08/2027 69% 3 4 Brandywine, MD Retail 03/29/2022 42,500 42,200 S + 3.85% S + 4.26% 03/29/2025 03/29/2027 62% 3 5 Auburn, AL Multifamily 05/11/2023 37,500 37,500 S + 3.25% S + 4.07% 11/11/2025 11/11/2026 67% 1 6 Starkville, MS Multifamily 03/22/2022 37,250 37,250 S + 4.00% S + 4.33% 03/22/2025 03/22/2027 70% 2 7 Farmington Hills, MI Multifamily 05/24/2022 30,520 29,283 S + 3.15% S + 3.51% 05/24/2025 05/24/2027 75% 3 8 Downers Grove, IL Office 09/25/2020 30,000 29,500 S + 4.25% S + 4.63% 11/25/2024 11/25/2024 67% 4 9 Anaheim, CA Hotel 11/29/2023 29,000 29,000 S + 4.00% S + 4.56% 11/29/2025 11/29/2028 55% 2 10 Las Vegas, NV Multifamily 06/10/2022 28,950 25,333 S + 3.30% S + 4.07% 06/10/2025 06/10/2027 60% 3 11 Fountain Inn, SC Industrial 07/13/2023 27,500 24,300 S + 4.25% S + 4.85% 07/13/2025 07/13/2026 76% 3 12 Plano, TX Office 07/01/2021 27,385 26,569 S + 4.75% S + 5.13% 08/15/2024 07/01/2026 78% 4 13 Fayetteville, GA Industrial 10/06/2023 25,250 25,250 S + 3.35% S + 3.73% 10/06/2026 10/06/2028 55% 3

21 SEVEN HILLS REALTY TRUST LOAN INVESTMENT DETAILS (Continued) ( D ollars in thousands) First mortgage loans as of June 30, 2024: # Location Property Type Origination Date Committed Principal Amount Principal Balance Coupon Rate All in Yield Maturity Date Maximum Maturity Date LTV Risk Rating 14 Carlsbad, CA Office 10/27/2021 24,750 24,417 S + 3.25% S + 3.57% 10/27/2024 10/27/2026 78% 4 15 Fontana, CA Industrial 11/18/2022 24,355 22,000 S + 3.75% S + 4.29% 11/18/2024 11/18/2026 72% 3 16 Los Angeles, CA Industrial 06/28/2024 23,800 21,450 S + 3.40% S + 3.85% 06/28/2027 06/28/2029 58% 3 17 Downers Grove, IL Office 12/09/2021 23,530 23,530 S + 4.25% S + 4.57% 12/09/2024 12/09/2026 72% 3 18 Bellevue, WA Office 11/05/2021 21,000 20,000 S + 3.85% S + 4.18% 11/05/2024 11/05/2026 68% 4 19 Portland, OR Multifamily 07/09/2021 19,688 19,688 S + 3.57% S + 3.94% 07/09/2024 07/09/2026 75% 3 20 Newport News, VA Multifamily 04/25/2024 17,757 14,629 S + 3.15% S + 3.88% 04/25/2027 04/25/2029 71% 3 21 Sandy Springs, GA Retail 09/23/2021 16,488 15,287 S + 3.75% S + 4.09% 09/23/2024 09/23/2026 72% 3 22 Portland, OR Multifamily 07/30/2021 13,400 13,400 S + 3.57% S + 3.95% 07/30/2024 07/30/2026 71% 3 Total/weighted average $ 652,198 $ 610,210 S + 3.73% S + 4.17% 68% 3.0

22 SEVEN HILLS REALTY TRUST RECONCILIATION OF NET INCOME TO DISTRIBUTABLE EARNINGS (amounts in thousands, except per share data) 1. Exit fees collected on loans acquired in the Merger represent fees collected upon repayment of loans for which no income has pre viously been recognized in Distributable Earnings. In accordance with GAAP, exit fees on loans acquired in the Merger were accreted as a component of the purchase discount and were excluded from Dis tributable Earnings as a non - cash item. Accordingly, these exit fees have been recognized in Distributable Earnings upon collection. Three Months Ended June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 Distributable Earnings Net income $ 4,229 $ 5,233 $ 6,045 $ 7,473 $ 4,644 Non - cash equity compensation expense 497 336 151 271 579 Non - cash accretion of purchase discount (782) (1,145) (821) (1,075) (1,047) Provision for (reversal of) credit losses 1,315 697 500 (1,338) 1,026 Depreciation and amortization of real estate owned 305 357 289 305 — Exit fees collected on loans acquired in Merger (1) — 90 148 — — Distributable Earnings $ 5,564 $ 5,568 $ 6,312 $ 5,636 $ 5,202 Weighted average common shares outstanding - basic and diluted 14,691 14,675 14,673 14,640 14,605 Distributable Earnings per common share - basic and diluted $ 0.38 $ 0.38 $ 0.43 $ 0.38 $ 0.36

23 SEVEN HILLS REALTY TRUST NON - GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS We present Distributable Earnings and Distributable Earnings per common share, which are considered “non - GAAP financial measures” within the meaning of the applicable SEC rules. These non - GAAP financial measures do not represent net income, net income per common share or cash generated from operating activities and should not be considered as alternatives to net income or net income per common share determined in accordance with GAAP or as an indication of our cash flows from operation s d etermined in accordance with GAAP, a measure of our liquidity or operating performance or an indication of funds available for our cash needs. In addition, our methodologies for ca lculating these non - GAAP financial measures may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures; therefore, our reported Distributable Earnings and Distributable Earnings per common share may not be comparable to distributable earnings and distributable earnings per common share as reported by other companies. In order to maintain our qualification for taxation as a REIT, we are generally required to distribute substantially all of o ur taxable income, subject to certain adjustments, to our shareholders. We believe that one of the factors that investors consider important in deciding whether to buy or sell securities of a REIT is its distribution rate. Over time, Distributable Earnings and Distributable Earnings per common share may be useful indicators of distributions to our shareholders and are measures that are considered by our Board of Trustees w hen determining the amount of distributions. We believe that Distributable Earnings and Distributable Earnings per common share provide meaningful information to consider in addition to net income, net income per common share and cash flows from operating activities determined in accordance with GAAP. These measures help us t o e valuate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations. In addition, Di str ibutable Earnings, excluding incentive fees, is used in determining the amount of base management and management incentive fees payable by us to Tremont under our m ana gement agreement. Distributable Earnings: We calculate Distributable Earnings and Distributable Earnings per common share as net income and net income per common share , r espectively, computed in accordance with GAAP, including realized losses not otherwise included in net income determined in accordance with GAAP, and excluding: (a) depreci ati on and amortization of real estate owned and related intangible assets, if any; (b) non - cash equity compensation expense; (c) unrealized gains, losses and other similar non - cash ite ms that are included in net income for the period of the calculation (regardless of whether such items are included in or deducted from net income or in other comprehensive income un der GAAP), if any; and (d) one - time events pursuant to changes in GAAP and certain non - cash items, if any. Distributable Earnings are reduced for realized losses on loan investments w hen amounts are deemed uncollectable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but may also be when, in our det erm ination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received o r e xpected to be received and the carrying value of the asset.

24 SEVEN HILLS REALTY TRUST NON - GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS All In Yield: All In Yield represents the yield on a loan, including amortization of deferred fees over the initial term of the loan and ex clu ding any purchase discount accretion. AUM: AUM refers to assets under management. BMO Facility: Amounts advanced under the facility loan agreement and security agreement with BMO Harris Bank N.A., or BMO, are pursuant to sep arate facility loan agreements that we refer to as BMO Facility. CLO : CLO refers to collateralized loan obligations . CMBS: CMBS refers to commercial mortgage - backed securities. GAAP: GAAP refers to generally accepted accounting principles. LTV: Loan to value ratio, or LTV, represents the initial loan amount divided by the underwritten in - place value of the underlying col lateral at closing. Master Repurchase Facilities: Collectively, we refer to the master repurchase facilities with UBS AG, or UBS, Citibank, N.A., or Citibank, and Wells Fargo, Na tional Association, or Wells Fargo, as our Master Repurchase Facilities. Maximum Maturity: Maximum Maturity assumes all borrower loan extension options have been exercised, which options are subject to the borrower m eet ing certain conditions. Merger: On September 30, 2021, TRMT merged with and into us. We refer to this transaction as the Merger. Secured Financing Facilities: Collectively, we refer to the Master Repurchase Facilities and our BMO Facility as our Secured Financing Facilities. SOFR: SOFR refers to the Secured Overnight Financing Rate. TRMT: TRMT refers to Tremont Mortgage Trust.

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